Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 30 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.

Unless otherwise specified, all information with respect to the trust student loans is presented as of May 31, 2025, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $1,284,342 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 3 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of initial trust student loans.

Percentages and dollar amounts in any table may not total 100% of the initial trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$291,052,349
Aggregate Outstanding Principal Balance – Treasury Bill	$35,240,220
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	12.11%
Aggregate Outstanding Principal Balance – One-Month LIBOR(1)	$255,812,129
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR(1)	87.89%
Number of Borrowers	8,821
Average Outstanding Principal Balance Per Borrower	$32,995
Number of Loans	15,842
Average Outstanding Principal Balance Per Loan – Treasury Bill	$53,720
Average Outstanding Principal Balance Per Loan – One-Month LIBOR(1)	$16,845
Weighted Average Remaining Term to Scheduled Maturity	169 months
Weighted Average Annual Interest Rate	4.95%

(1)	Trust student loans with special allowance payments indexed to one-month LIBOR will be indexed to 30-day Average SOFR from and after July 1, 2023.

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.14% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES
AS OF THE STATISTICAL DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	3,025	$44,922,727	15.4%
3.01% to 3.50%	2,996	41,264,843	14.2
3.51% to 4.00%	2,861	43,893,919	15.1
4.01% to 4.50%	3,233	49,469,824	17.0
4.51% to 5.00%	1,133	20,139,042	6.9
5.01% to 5.50%	291	6,923,742	2.4
5.51% to 6.00%	257	6,114,470	2.1
6.01% to 6.50%	316	6,735,921	2.3
6.51% to 7.00%	489	12,353,484	4.2
7.01% to 7.50%	181	5,380,501	1.8
7.51% to 8.00%	406	13,400,895	4.6
8.01% to 8.50%	364	17,666,563	6.1
Equal to or greater than 8.51%	290	22,786,416	7.8
Total	15,842	$291,052,349	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	1,440	$3,748,017	1.3%
$ 5,000.00-$ 9,999.99	1,381	10,189,442	3.5
$10,000.00-$14,999.99	976	12,062,400	4.1
$15,000.00-$19,999.99	808	14,037,432	4.8
$20,000.00-$24,999.99	651	14,501,163	5.0
$25,000.00-$29,999.99	523	14,338,817	4.9
$30,000.00-$34,999.99	464	15,045,032	5.2
$35,000.00-$39,999.99	350	13,120,196	4.5
$40,000.00-$44,999.99	316	13,431,360	4.6
$45,000.00-$49,999.99	238	11,295,172	3.9
$50,000.00-$54,999.99	191	10,003,835	3.4
$55,000.00-$59,999.99	163	9,371,864	3.2
$60,000.00-$64,999.99	138	8,610,873	3.0
$65,000.00-$69,999.99	126	8,507,095	2.9
$70,000.00-$74,999.99	115	8,304,968	2.9
$75,000.00-$79,999.99	118	9,141,661	3.1
$80,000.00-$84,999.99	99	8,151,668	2.8
$85,000.00-$89,999.99	80	6,987,230	2.4
$90,000.00-$94,999.99	61	5,670,230	1.9
$95,000.00-$99,999.99	59	5,758,460	2.0
$100,000.00 and above	524	88,775,433	30.5

Total	8,821	$291,052,349	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	14,700	$261,151,344	89.7%
31-60 days	378	9,320,479	3.2
61-90 days	182	4,749,799	1.6
91-120 days	177	5,334,539	1.8
121-150 days	111	3,150,813	1.1
151-180 days	60	1,223,411	0.4
181-210 days	49	1,375,118	0.5
Greater than 210 days	185	4,746,847	1.6

Total	15,842	$291,052,349	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED
MATURITY AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	115	$58,938	*
4 to12	478	434,172	0.1%
13 to 24	555	1,229,451	0.4
25 to 36	803	3,997,375	1.4
37 to 48	1,826	7,326,292	2.5
49 to 60	949	5,918,262	2.0
61 to 72	688	5,706,197	2.0
73 to 84	643	6,376,135	2.2
85 to 96	776	9,133,236	3.1
97 to 108	2,070	26,461,279	9.1
109 to 120	994	16,733,994	5.7
121 to 132	993	20,750,007	7.1
133 to 144	961	24,253,088	8.3
145 to 156	819	22,628,040	7.8
157 to 168	656	20,809,213	7.1
169 to 180	541	18,304,351	6.3
181 to 192	411	14,424,229	5.0
193 to 204	295	10,648,797	3.7
205 to 216	171	5,873,200	2.0
217 to 228	130	5,963,325	2.0
229 to 240	128	5,855,529	2.0
241 to 252	97	4,500,528	1.5
253 to 264	68	2,839,319	1.0
265 to 276	68	3,118,967	1.1
277 to 288	60	3,009,152	1.0
289 to 300	160	12,800,410	4.4
301 to 312	311	24,625,544	8.5
313 to 324	16	1,714,946	0.6
325 to 336	11	999,792	0.3
337 to 348	4	578,059	0.2
349 to 360	21	2,138,732	0.7
361 and above	24	1,841,787	0.6

Total	15,842	$291,052,349	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT
STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	307	$7,941,694	2.7%
Forbearance	866	23,054,385	7.9
Repayment
First year in repayment	83	4,366,439	1.5
Second year in repayment	72	4,689,733	1.6
Third year in repayment	93	5,636,153	1.9
More than 3 years in repayment	14,421	245,363,944	84.3

Total	15,842	$291,052,349	100.0%

*
Of the trust student loans in forbearance status, approximately 51 loans with an aggregate outstanding principal balance of $925,480, representing 0.32% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period (this category includes the Coronavirus Disaster Forbearance Program); or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 168.6 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST
STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Scheduled Months in Status Remaining
	Deferment	Forbearance	Repayment
Deferment	17.8	-	211.0
Forbearance	-	14.1	207.9
Repayment	-	-	162.7

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $7,941,694 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $4,747,183 or approximately 59.8% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	104	$2,262,633	0.8%
Alaska	25	535,591	0.2
Arizona	428	9,533,734	3.3
Arkansas	68	1,259,553	0.4
California	1,828	32,437,129	11.1
Colorado	283	5,534,882	1.9
Connecticut	184	2,384,891	0.8
Delaware	35	422,763	0.1
District of Columbia	53	792,887	0.3
Florida	2,201	39,870,169	13.7
Georgia	459	8,228,083	2.8
Hawaii	68	1,104,275	0.4
Idaho	69	1,268,850	0.4
Illinois	429	7,104,659	2.4
Indiana	278	4,959,293	1.7
Iowa	85	1,295,542	0.4
Kansas	281	5,003,570	1.7
Kentucky	75	1,234,115	0.4
Louisiana	313	6,214,249	2.1
Maine	28	342,245	0.1
Maryland	325	5,799,988	2.0
Massachusetts	329	5,068,627	1.7
Michigan	307	6,398,987	2.2
Minnesota	220	3,889,752	1.3
Mississippi	66	1,585,524	0.5
Missouri	387	7,763,977	2.7
Montana	46	724,931	0.2
Nebraska	39	512,357	0.2
Nevada	122	2,475,583	0.9
New Hampshire	66	1,232,632	0.4
New Jersey	431	6,864,310	2.4
New Mexico	54	1,375,026	0.5
New York	943	14,995,063	5.2
North Carolina	394	6,277,571	2.2
North Dakota	15	238,036	0.1
Ohio	1,128	26,238,669	9.0
Oklahoma	216	3,572,460	1.2
Oregon	260	4,598,018	1.6
Pennsylvania	329	5,455,480	1.9
Rhode Island	46	848,527	0.3
South Carolina	121	2,971,441	1.0
South Dakota	12	172,740	0.1
Tennessee	237	4,402,725	1.5
Texas	1,182	22,509,676	7.7
Utah	50	1,510,138	0.5
Vermont	19	375,981	0.1
Virginia	381	6,580,851	2.3
Washington	533	9,090,760	3.1
West Virginia	48	1,020,697	0.4
Wisconsin	97	1,477,483	0.5
Wyoming	12	443,450	0.2
Other	133	2,791,774	1.0

Total	15,842	$291,052,349	100.0%

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS
AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	7,731	$114,858,669	39.5%
Other Repayment Options(1)	6,133	108,010,040	37.1
Income-driven Repayment(2)	1,978	68,183,640	23.4

Total	15,842	$291,052,349	100.0%

(1)	Includes, among others, graduated repayment and interest-only period loans.

(2)	Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 92 loans with an aggregate outstanding principal balance of $2,855,794 currently in an interest-only period.  These interest-only loans represent approximately 1.0% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE
AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	7,895	$116,049,669	39.9%
Unsubsidized	7,947	175,002,680	60.1
Total	15,842	$291,052,349	100.0%

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT
AS OF THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	155	$11,760,495	4.0%
October 1, 1993 through June 30, 2006	15,687	279,291,854	96.0
July 1, 2006 and later	0	0	0.0
Total	15,842	$291,052,349	100.0%

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY
AS OF THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	412	$5,295,831	1.8%
College Assist	7	183,246	0.1
Educational Credit Management Corporation	781	14,186,953	4.9
Florida Off Of Student Fin’l Assistance	2,205	33,864,863	11.6
Great Lakes Higher Education Corporation	7,348	158,682,708	54.5
Kentucky Higher Educ. Asst. Auth.	860	11,861,700	4.1
Michigan Guaranty Agency	161	2,540,445	0.9
Nebraska National Student Loan Program	1	20,561	*
Oklahoma Guaranteed Stud Loan Prog	120	1,932,693	0.7
Pennsylvania Higher Education Assistance Agency	1,132	18,925,075	6.5
Texas Guaranteed Student Loan Corp	2,815	43,558,275	15.0
Total	15,842	$291,052,349	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.